UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - March 9, 2015

IEC ELECTRONICS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of principal executive offices)(Zip code )

(315) 331-7742
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 9, 2015, the Company and Computershare Trust Company, N.A., successor rights agent to Registrar and Transfer Company, as Rights Agent (the “Rights Agent”), amended the Tax Benefit Preservation Plan Rights Agreement dated as of July 31, 2014 between the Company and the Rights Agent (the “Rights Agreement”) to change the Final Expiration Date (as defined in the Rights Agreement) from December 31, 2017 to February 20, 2015 (the “First Amendment”). As a result of the First Amendment, the Rights Agreement expired by its terms, effective as of February 20, 2015.

A copy of the First Amendment is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 is incorporated herein by reference into this Item 1.02. A copy of the Rights Agreement and a summary of its material terms were filed with the Securities and Exchange Commission on a Current Report on Form 8-K on July 31, 2014 and are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 and Item 5.03 is incorporated herein by reference into this Item 3.03. As a result of the First Amendment, the Rights as defined in the Rights Agreement ("the Rights") are no longer outstanding and no longer trade with the Company's common stock.

Item 5.03	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement on July 31, 2014, the Company filed a Certificate of Designation of Series A Junior Participating Preferred Stock with the Secretary of the State of Delaware setting forth the rights, powers and preferences of the Series A Junior Participating Preferred Stock issuable upon exercise of the Rights (the “Preferred Shares”).

In connection with the Termination of the Rights Agreement, the Company filed a Certificate of Elimination with the Secretary of the State of Delaware on March 10, 2015 eliminating the Preferred Shares and returning them to authorized but undesignated shares of the Company’s preferred stock.

A copy of the Certificate of Elimination is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On March 13, 2015, the Company issued a press release announcing the First Amendment and the expiration of the Rights. A copy of the press release is filed as Exhibit 99.1 to the Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.	Exhibits

Exhibit No.	Description

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of IEC Electronics Corp. filed with the Secretary of the State of Delaware on March 10, 2015.

4.1
Tax Benefit Preservation Plan Rights Agreement, dated as of July 31, 2014, by and between IEC Electronics Corp. and Registrar and Transfer Company, which includes the Form of Certificate of Designation as Exhibit A, Form of Rights Certificate as Exhibit B and the Form of Summary of Rights as Exhibit C is incorporated herein by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on July 31, 2014.

4.2
First Amendment to Tax Benefit Preservation Plan Rights Agreement dated as of March 4, 2015 and effective as of February 20, 2015 between IEC Electronics Corp. and Computershare Trust Company, as successor rights agent to Registrar and Trust Company, as Rights Agent.

99.1	Press Release issued by IEC Electronics Corp. on March 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date:	March 13, 2015	By:	/s/ Michael T. Williams
Michael T. Williams
Chief Financial Officer